UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 17, 2004

1-12630

(File Number)

CENTERPOINT PROPERTIES TRUST

(Exact name of registrant as specified in its charter)

Maryland	36-3910279
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1808 Swift Road, Oak Brook, Illinois 60523
(address of principal executive offices)

(630) 586-8000

(Registrant’s telephone number, including area code)

Item 7.  Financial Statements and Exhibits

(c)                                Exhibits

Exhibit No.	Description

99.1	Press release of the Company dated February 17, 2004.

Item 12.  Results of Operations and Financial Condition

On February 17, 2004, CenterPoint issued a press release announcing the financial results for the fourth quarter of 2003.

The information in this report and the exhibits attached hereto are being furnished, not filed, for purposes of Section 18 of the Securities Exchange Act 1934, as amended, and pursuant to Item 12 of Form 8-K will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CENTERPOINT PROPERTIES TRUST
a Maryland corporation

Dated: February 17, 2004	By:	/s/ Paul S. Fisher
Paul S. Fisher
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of the Company dated February 17, 2004.